                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported) April 23, 2002
                                                          --------------

                    Registrant, State of Incorporation, Address of
Commission File     Principal Executive Offices and Telephone                  I.R.S. employer
Number              Number                                                     Identification Number

1-8788              SIERRA PACIFIC RESOURCES                                   88-0198358
                    P.O. Box 10100
                    (6100 Neil Road)
                    Reno, Nevada 89520-0400 (89511)
                    (775) 834-4011

1-4698              NEVADA POWER COMPANY                                       88-0045330
                    6226 West Sahara Avenue
                    Las Vegas, Nevada 89146
                    (702) 367-5000

0-508               SIERRA PACIFIC POWER COMPANY                               88-0044418
                    P.O. Box 10100
                    (6100 Neil Road)
                    Reno, Nevada 89520-0400 (89511)
                    (775) 834-4011


                                      None
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
---------------------

On April 23, 2002, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing that Sierra Pacific Resources will not be paying a common stock dividend during the quarter ended June 30, 2002.

     A copy of the press release, dated April 23, 2002, is attached as Exhibits
99.1 hereto.

Item 7. Financial Statements and Exhibits
-----------------------------------------

        (a)  Financial Statements of Businesses Acquired.
             -------------------------------------------

             Not required

        (b)  Pro forma financial information.
             -------------------------------

             Not required

        (c)  Exhibits.
             --------

             99.1 Sierra Pacific Resources- Press Release issued April 23, 2002

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Sierra Pacific Resources
                                                      ------------------------
                                                         (Registrant)

Date: April 24, 2002                By:               /s/ John E. Brown
      --------------                   --------------------------------
                                                        John E. Brown
                                                          Controller

                                                       Nevada Power Company
                                                       --------------------
                                                          (Registrant)

Date: April 24, 2002                By:               /s/ John E. Brown
      --------------                   --------------------------------
                                                        John E. Brown
                                                          Controller

                                                    Sierra Pacific Power Company
                                                    ----------------------------
                                                            (Registrant)

Date: April 24, 2002                By:               /s/ John E. Brown
      --------------                   --------------------------------
                                                        John E. Brown
                                                          Controller

                                  Exhibit Index
                                  -------------

Exhibit   99.1

         Sierra Pacific Resources- Press Release issued April 23, 2002.